MHL LISTED NYSE

OPPORTUNITY People Discipline ACHIEVEMENT STABILITY DEPENDABILITY Growth balance

Built to Produce

MortgageIT®

HOLDINGS, INC.

MortgageIT

ASF West
January 2006

Proprietary and Confidential

Disclaimer

The information contained herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Any offer of securities is and shall be made pursuant to a definitive prospectus or other appropriate offering document prepared by or on behalf of MortgageIT
Holdings, Inc. (“MortgageIT Holdings”), which would contain material information not contained herein and which does and shall supersede, amend and/or supplement this information in its entirety. Any decision to invest in MortgageIT Holdings’ securities should be made after reviewing such definitive prospectus or other offering document, conducting such investigations as the investor deems necessary and consulting the investor's own legal, accounting and tax advisors in order to make an independent determination of the suitability and consequences of an investment in the securities.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the securities described herein or passed upon the adequacy or accuracy of the information contained herein. Any representation to the contrary is a criminal offense.

Neither MortgageIT Holdings nor any of its affiliates makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein and nothing contained herein shall be relied upon as a promise or representation whether as to past or future performance. The information may include estimates and projections that involve significant elements of subjective judgment and analysis. No representations are made as to the accuracy of such estimates or projections or that all assumptions relating to such estimates or projections have been considered or stated or that such projections will be realized. Much of the information contained herein is of a general nature intended to provide a broad overview of MortgageIT
Holdings’ business. MortgageIT Holdings disclaims any and all liability relating to this information, including, without limitation any express or implied representation or warranty for statements contained in and omissions from this information. MortgageIT
Holdings does not expect to update or otherwise revise the information contained herein.

This presentation may contain forward-looking statements. Any forward-looking statement would be subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated.  Individuals should not place undue reliance on forward-looking statements and are advised to conduct their own independent analysis and make their own independent determination.  Neither MortgageIT Holdings nor any of its affiliates undertakes any obligations to revise publicly any forward-
looking statements to reflect subsequent events or circumstances.

Corporate Overview

Today

Mortgage REIT headquartered in New York City, with 2,328 employees in 53 branches across 23 states

Nationwide origination platform produced over $13 billion of loans in 2004 and approximately $29 billion in 2005

Completed Initial Public Offering of $175 million on NYSE in July 2004. Trading under the symbol “MHL”

Secondary Offering completed in July 2005 with net proceeds of approximately $150 million

Market capitalization of approximately $373 million (as of January 20, 2006)

$4.6 billion portfolio of high quality adjustable rate mortgage loans is 100% self-
originated through our mortgage banking subsidiary

Mortgage bank subsidiary is a major supplier of loans to banks, thrifts and traditional finance companies throughout the United States

MortgageIT
HOLDINGS, INC.
MortgageIT

MHL LISTED NYSE
MortgageIT HOLDINGS, INC.

Corporate Structure

Real Estate Investment Trust (REIT)

Taxable Mortgage Banking Subsidiary (TRS)

Wholesale

(67%)

Correspondent
(12%)

Wholesale
Subprime
(11%)

Retail

(10%)

  Percentages based on total 2005 originations of $29.2 billion

Company Highlights

2005 Developments

Maintained quarterly dividend of $0.48 throughout the year

Issued and sold $75 million in private placements of trust preferred securities

Grew investment portfolio by 77%

Issued $4.4 billion of RMBS in 6 securitizations

Recent Results

Earned adjusted net income of $10.2 million or $0.36 per diluted share in 3Q:05

Funded $9.24 billion in 4Q:05 (111% increase from the year ago period)

Announced reduced presence in the sub-prime loan origination market to aggressively defend profitability in the context of industry-wide margin pressure

An Established Company

IPI formed as a
mortgage broker

July 2004 IPO raised $175
million and created
MortgageIT Holdings, Inc.

MortgageIT founded;
wholesale lending
platform (MIT Lending
added later)

1988        1999                         2004                                        2005

Launched securitization
program:  $808 million in Sept.
’04 and $630 million in Nov. ’04

Securitized $1
billion in Jan. ’05

Paid first dividend

of $0.44 (for IPO

through 4Q:04)

Delivered on promise to
create self-originated
portfolio of $2.4 billion
by end of 2004

Launched Correspondent Lending
and Sub-Prime Wholesale Divisions

Announced 2004
record funded
volume for Company
of $13 billion for 2004

Paid first regular
quarterly
common stock
dividend of $0.48
per share

18 years of operating experience

Brokered or sold whole loans exclusively until launch of securitization program

$5.8 billion of securitizations to date

Mortgage Origination Platform (TRS)

Loan Production Growth

Source: Mortgage Bankers Association and MortgageIT

(50%)

(25%)

0%

25%

50%

75%

100%

125%

150%

175%

200%

3Q:04

4Q:04

1Q:05

2Q:05

3Q:05

4Q:05

Industry Quarterly Y/Y Growth (%)

MortgageIT Quarterly Y/Y Growth (%)

Corporate Headquarters

R

Retail Origination Office

W

Wholesale Operations Center

SP

Sub-Prime Operations Center

CL

Correspondent Lending Center

National Origination Platform

> $100 mm

$50 mm to $100 mm

$25 mm to $50 mm

< $25 mm

4Q:05 Fundings

W (6)

W (3)

W (3)

W

W

W

W

W

W

W

W

R (11)

W

W (2)

R (2) W

R  W

R

CL

W

W

SP

SP

SP

SP

SP

SP

SP

SP

Balanced Footprint Mitigates Risk

W

Origination Mix

Balanced, Diversified Lending Maximizes Adaptability

Conforming

Government

Jumbo

Home Equity/Seconds

Sub-Prime

Alt A

Correspondent

Retail

Wholesale

Sub-Prime

Wholesale

Prime

Based on 4Q:05 funding mix by volume

11.5%

23.0%

51.2%

7.1%

4.8%

2.4%

67.3%

9.1%

7.4%

16.1%

$5,032

$4,983

$3,461

$2,158

$2,498

$1,607

$550

$1,499

$0

$1,000

$2,000

$3,000

$4,000

$5,000

1Q:04

2Q:04

3Q:04

4Q:04

1Q:05

2Q:05

3Q:05

4Q:05

ARM Funding Volume

Significant Growth in ARM Originations Drives Portfolio

Originations
($ in millions)

MortgageIT REIT Portfolio

High Quality Portfolio

Averages based on original balances and characteristics of 6 MHL securitizations through August 2005

In late 2005, we started securitizing Pay Option ARM loans

Our strategy is to build a low credit loss portfolio capable of providing stable earnings and reliable cash flow available for dividend

WA FICO of 732

WA LTV of 74%

All first lien loans

43% fully documented

92% owner occupied

Average loan size of $289K

Max. loan size of $1.5 million

Loans originated in 47 states

Portfolio Characteristics

(1) Original balances and characteristics

WA Sec.

Portfolio

2005-5

2005-4

2005-3

2005-2

2005-1

2004-2

2004-1

Aggregate Size ($MM)

5,489

905

721

722

678

1,017

635

811

Avg. Loan Balance ($M)

289

290

270

271

296

303

299

290

WA Coupon (%)

5.49

5.87

5.72

5.80

5.40

5.16

5.10

5.36

WA FICO

732

732

732

732

734

732

733

731

LTV (%)

74.1

75.0

75.3

74.8

72.8

72.7

74

74.5

CLTV (%)

82.7

85.2

85.8

83.4

79.1

79.4

82.3

84.4

% IO

82.1

87.0

88.7

85.7

80

78.1

76.2

79.2

% Cashout

27.2

24.5

25.7

28.0

33.1

29.6

25.4

24.5

% Investor

8.4

6.9

8.9

10.8

9.7

7.9

8.7

7.1

% Full Doc

43.2

28.7

32.0

38.6

48.1

58.1

51.7

44.3

% California

57.1

49.5

46.9

44.9

57.5

62.7

65.9

71.1

MHL Securitizations

(1)

Portfolio Loan Selection

Select the highest quality loans with the best risk-adjusted return attributes

Minimum Origination/Selection Criteria (partial list)

1st lien residential mortgage loans

Self-originated with risk-based pricing

FICO >= 650

Non-Owner-Occupied requires Full Doc or LTV <=70%

Multi-Family requires LTV <=75% and FICO >=720

LTV generally <= 90% (exceptions require strong compensating factors)

Max. loan size = $1.5 million, additional requirements apply

Subordinated financing allowed with additional requirements

Underwriting

Structure

Organization

Chief Lending Officer

Head of Credit and Product Development

National Underwriting Manager

Regional Credit Managers

Regional Approach

Strong knowledge of local real estate market and individual brokers

Regional Credit Managers provide support for individual underwriters

Underwriter performance tracked

Credit Approval Authority

Authority level based on experience

Three levels – Level I, II, III

Loan exception authorities:

Documentation based – Level II and above

Parameter exceptions (LTV, credit history, FICO) – Regional Credit Managers

Exceptions only allowed where line underwriter has reviewed loan data, appraisal and borrower income

General Guidelines

Desktop underwriter and loan prospector used in conjunction with manual underwriting on certain loan products

Parameters for score, mortgage history, ratios are overlaid on AUS decision

Credit Reports

Tri-merged reports

Stated loans use lower of middle credit score from all borrowers

Appraisals

Always underwritten by staff / contract underwriter using appraisal checklist

AVMs used to substantiate value in certain cases

Enhanced desk and field reviews used where AVM value varies to appraised value by more than 15%

Field reviews used for certain high LTV no documentation products and select jumbo loan products

Fraud Alert Systems used on all loans

Social security numbers verified

OFAC lists checked

24-month Chain of Title on every purchase

Documentation Standards

Program

Employment

Income

Assets

Ratios

Full/Alt Doc

2 yrs Verified

Verified

Verified

Calculated

SIVA

2 yrs Verified

Stated

Verified

Calculated

No Ratio

2 yrs Verified

Not Disclosed

Verified

Not Calculated

SISA

2 yrs Verified

Stated

Stated

Calculated

No Doc

Not Verified

Not Disclosed

Not Disclosed

Not Calculated

19

While we relax certain income and asset verification standards under our low-doc programs, other qualification requirements and pricing are tightened to ensure an adequate risk/reward mix

If, during the underwriting of any stated loan, a conclusion can not be drawn as to the income of the borrower, then the loan must be changed and processed as a full documentation loan

Interest Only Criteria

Qualifying ratios are calculated using interest only payment at the note rate

Potential payment shocks (at rate reset and IO expiration) are staggered for the majority of portfolio loans:

6-month and 1-year ARMs have a 10-year IO term

Alt-A Hybrid ARMs have a 10-year IO term

Hybrid ARMs have a term tied to the fixed period

Quality Control

Quality Control

QC loan selection done by random statistical sampling of origination channels, brokers, products or functional areas

Closed Loan Audit

Performed and reported monthly by third-party vendor (Integrated Compliance Solutions)

Selection occurs within the first week after the month the loan closes with the review completed by the following  month (60-day window)

Re-verification of data material to the loan decision

Loans are rated as Critical, High Risk or Low Risk based on review of:

Compliance

Underwriting

Collateral Value & Clear Title

Adherence to Company Policies & Procedures

Enforceability of Closing Documents

Responses including corrective actions are due quarterly

Quarterly audit findings reported to senior management

Compliance

All loans are reviewed by underwriting, closing and funding for compliance with federal and state regulations

All mortgage loans must comply with all applicable federal, state and local laws and regulations

Particular focus on the following regulations:

Truth in Lending (TILA)

Real Estate Settlement Procedures Act (RESPA)

Equal Credit Opportunity Act (ECOA)

Final Truth in Lending

Federal, State and Municipal High Cost and Anti-Predatory Laws

Home Ownership and Equity Protection Act (HOEPA, Section 32)

Loans violating federal, state or municipal high cost/anti-predatory lending laws will not be originated

Company has adopted an internal 5% (subject to lower state and municipal thresholds) policy limit on all total borrower charges and broker compensation